UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 13, 2019

NEURONETICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38546	33-1051425
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3222 Phoenixville Pike, Malvern, PA		19355
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (610) 640-4202

(Former name or former address, if changed since last report.) Not applicable.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Director

Effective February 13, 2019, Paulina Hill retired from the board of directors (the “Board”) of Neuronetics, Inc. (the “Company”) and as a member of the audit committee of the Board. Dr. Hill’s retirement is not due to any disagreement with the Company.

Appointment of Director

On February 13, 2019, the Board, upon the recommendation of its Nominating and Corporate Governance Committee, appointed Cheryl R. Blanchard to the Board to fill the vacancy created by Dr. Hill’s resignation. The Board determined that Dr. Blanchard qualifies as an independent director under the director independence standards set forth by the SEC and applicable NASDAQ Stock Market LLC rules. Dr. Blanchard’s term will expire at the 2019 annual meeting of stockholders of the Company. Dr. Blanchard has also been appointed to the compensation committee of the Board (the “Compensation Committee”). In addition, the Company entered into an indemnification agreement with Dr. Blanchard in connection with her appointment to the Board, in substantially the same form as that entered into with the Company’s other directors.

In connection with her appointment and as approved by the Board, Dr. Blanchard will receive compensation as a non-employee director. There are no arrangements or understandings between Dr. Blanchard and any other person pursuant to which she was selected as a director. Dr. Blanchard has no family relationship with any director or executive officer of the Company and she has no direct or indirect material interest in any transaction involving the Company required to be disclosed under Item 404(a) of Regulation S-K.

In connection with Dr. Hill’s retirement and Dr. Blanchard’s appointment, Ron Hunt, a member of the Board, has transitioned from the Compensation Committee to the audit committee of the Board.

Item 8.01 Other Events.

On February 15, 2019, the Company issued a press release announcing Dr. Hill’s resignation from and Dr. Blanchard’s appointment to the Board. A copy of such press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release, dated February 15, 2019, of Neuronetics, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEURONETICS, INC.
(Registrant)

Date: February 15, 2019	By:	/s/ Peter Donato
	Name:	Peter Donato
	Title:	VP, Finance and Chief Financial Officer
(Principal Financial and Accounting Officer)